UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2801 E. Market Street, York, Pennsylvania 17402

(Address of Principal Executive Offices)

717-757-7660

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01                     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2017, The Bon-Ton Stores, Inc. (the “Company”) received two deficiency letters from The Nasdaq Stock Market (“Nasdaq”) on May 1, 2017.  One letter notified the Company that for 30 consecutive business days prior to the date of the letter, the market value of “publicly held” shares of the Company was less than $15 million, which does not meet the requirement for continued listing on The Nasdaq Global Select Market, as required by Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Rule”).  The other letter notified the Company that for the 30 consecutive business days prior to the date of the letter, the closing bid price for the Company’s common stock was below $1 per share, which does not meet the requirement for continued listing on The Nasdaq Global Select Market, as required by Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Rule”).  In both letters, Nasdaq indicated that the Company had until October 30, 2017 (the “Listing Compliance Grace Period”) to regain compliance with the MVPHS Rule and the Minimum Bid Price Rule.

The Company did not regain compliance with the MVPHS Rule and the Minimum Bid Price Rule prior to the expiration of the Listing Compliance Grace Period.  As a result, on October 31, 2017, the Company received written notification from Nasdaq stating that the Company’s common stock will be delisted from The Nasdaq Global Select Market, subject to the Company’s right to request an appeal.  The Company does not intend to request an appeal of the delisting determination.  The Nasdaq delisting determination will become final and trading in the Company’s common stock on The Nasdaq Global Select Market will be discontinued effective at the opening of business on November 9, 2017. The Company was also notified that Nasdaq will complete the delisting by filing a Form 25 with the SEC, which will remove the Company from listing and registration on The Nasdaq Global Select Market and effectuate the deregistration of its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Company will continue to file periodic reports with the SEC pursuant to the requirements of Section 12(g) of Exchange Act.

The Company’s common stock will trade on the OTCQX market of the OTC Market Group, Inc. (the “OTC Group”) beginning November 9, 2017.

Item 7.01                     Regulation FD Disclosure.

On November 3, 2017, the Company issued a press release announcing that its common stock will trade on the OTCQX market of the OTC Group beginning November 9, 2017. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01                     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 3, 2017*

* Furnished herewith.

Cautionary Note Regarding Forward-Looking Statements

Certain information included in this Current Report on Form 8-K contains statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements, which may be identified by words such as “may,” “could,” “will,” “plan,” “expect,” “anticipate,” “believe,” “estimate,” “project,” “intend” or other similar expressions and include statements concerning (i) the delisting of the Company’s common stock on The Nasdaq Global Select Market, including the date on which trading of such shares on The Nasdaq Global Select Market will be discontinued and the filing by Nasdaq of a Form 25 with the SEC, (ii) the day on which the Company’s common stock will become available for trading on the OTCQX market, and (iii) the Company continuing to file periodic reports with the SEC, involve important risks and uncertainties that could significantly affect results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Factors that could cause such differences include, but are not limited to: risks related to retail businesses generally; a significant and prolonged deterioration of general economic conditions which could negatively impact the Company in a number of ways, including the potential write-down of the current valuation of intangible assets and deferred taxes; risks related to the Company’s proprietary credit card program; potential increases in pension obligations; consumer spending patterns, debt levels, and the availability and cost of consumer credit; additional competition from existing and new competitors or changes in the competitive environment; inflation; deflation; changes in the costs of fuel and other energy and transportation costs; weather conditions that could negatively impact sales; uncertainties associated with expanding or remodeling existing stores; the ability to attract and retain qualified management; the dependence upon relationships with vendors and their factors; a data security breach or system failure; the ability to reduce or control SG&A expenses, including initiatives to reduce expenses and improve efficiency; operational disruptions; unsuccessful marketing initiatives; the ability to expand our capacity and improve efficiency through our new eCommerce fulfillment center; changes in, or the failure to successfully implement, our key strategies, including initiatives to improve our merchandising, marketing and operations; adverse outcomes in litigation; the incurrence of unplanned capital expenditures; the ability to obtain financing to fund working capital, capital expenditures, losses and general corporate expenses; the impact of regulatory requirements including the Health Care Reform Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act; the inability or limitations on the Company’s ability to favorably adjust the valuation allowance on deferred tax assets; and the financial condition of mall operators. Additional factors that could cause the Company’s actual results to differ from those contained in these forward-looking statements are discussed in greater detail under Item 1A of the Company’s Form 10-K filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BON-TON STORES, INC.
By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President—Chief Financial Officer

Dated: November 3, 2017